UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________________________

Date of Report
(Date of earliest
event reported):	June 4, 2012

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       The Board of Directors of Journal Communications, Inc. (the “Company”) has appointed Jason R. Graham as Vice President and Corporate Controller of the Company, effective June 4, 2012.  In his role as Vice President and Corporate Controller, Mr. Graham will also serve as the Company’s principal accounting officer.

Mr. Graham, 39, joins the Company from Brookdale Senior Living, Inc., the largest owner and operator of senior living communities throughout the United States, which he joined in 2006 and where he served as Vice President and Corporate Controller.  While at Brookdale, Mr. Graham led the financial due diligence for, and accounting integration of, several portfolios of senior living communities and created the financial models for Brookdale’s resident tenure and loyalty program in select markets.  Prior to joining Brookdale, Mr. Graham was a Senior Manager with KPMG LLP, Assistant Controller with GE Healthcare, and Corporate Accounting Manager with APW Ltd.  Mr. Graham holds a Bachelor of Science in Accounting from Marquette University and is a Certified Public Accountant.

In connection with Mr. Graham’s appointment, the Compensation Committee of the Board of Directors of the Company approved an award to Mr. Graham of 5,000 restricted shares of the Company’s Class B Common Stock.  The restricted stock award, which is effective June 4, 2012, was made under and subject to the terms and conditions of the Company’s 2007 Omnibus Incentive Plan.  The shares of restricted stock awarded to Mr. Graham vest 33% on each of the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date.

On June 4, 2012, the Company issued a press release announcing the appointment of Mr. Graham as Vice President and Corporate Controller of the Company.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99) Press release of Journal Communications, Inc. dated June 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date:	June 4, 2012	By:	/s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated June 4, 2012

Exhibit No.

(99)	Press release of Journal Communications, Inc. dated June 4, 2012.